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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): December 12, 2002



                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                    000-50056                               05-0527861
(State of incorporation      (Commission file number)       (I.R.S. employer identification number)
  or organization)

               4200 STONE ROAD
                KILGORE, TEXAS                                               75662
   (Address of principal executive offices)                                (Zip code)


       Registrant's telephone number, including area code: (903) 983-6200

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

      EXHIBIT
       NUMBER                       DESCRIPTION

        99.1        --    Press release dated December 12, 2002.


ITEM 9. REGULATION FD DISCLOSURE.

On December 12, 2002, Martin Midstream Partners L.P. (the "Partnership") issued a press release reporting its results for the quarter ended September 30, 2002. A copy of the press release is included as an exhibit to this Current Report.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MARTIN MIDSTREAM PARTNERS L.P.

                                      By:  Martin Midstream GP LLC
                                      Its: General Partner


Date:  December 12, 2002              By: /s/ RUBEN S. MARTIN, III
                                         --------------------------------------
                                         Ruben S. Martin, III
                                         President and Chief Executive Officer




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
99.1              --    Press release dated December 12, 2002.